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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 23, 1997
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                          ENVIRODYNE INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)



          Delaware                      0-5485         95-2677354
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(State or other jurisdiction of       (Commission       (I.R.S.
 incorporation or organization)        File No.)        Employer
                                                    Identification
                                                          No.)


701 Harger Road, Suite 190, Oak Brook, Illinois          60521
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   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (630) 571-8800
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                             Page 1 of 5 Pages

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Item 5. - Other Events
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On June 23, 1997, Envirodyne Industries, Inc. ("Envirodyne")
announced that the independent committee of the Board of Directors responded to an offer from HK Acquisitions Corporation to acquire Envirodyne. Robert N. Dangremond, the chairman of the special committee, informed HK Acquisitions that the independent committee determined that the offer by HK Acquisitions was unacceptable and not in the best interests of stockholders. A copy of the press release relating to Envirodyne's response is attached hereto as
Exhibit 99.


Item 7. - Financial Statements and Exhibits
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  (c)     Exhibits

  EX-99   Press release dated June 23, 1997.

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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    ENVIRODYNE INDUSTRIES, INC.
                                    ------------------------------
                                             Registrant




                                     By:  /S/ Gordon S. Donovan
                                          -------------------------
                                          Gordon S. Donovan
                                          Vice President, Chief
                                          Financial Officer and
                                          Treasurer


June 24, 1997
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Exhibit No.                Description of Exhibits             Page
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    EX-99        Press release dated June 23, 1997.